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                                                                  Exhibit (q)(1)

                                POWER OF ATTORNEY

                                  March 1, 2002

We, the undersigned Directors/Trustees and officers of Aetna Balanced VP, Inc.,
Aetna Generation Portfolios, Inc., Aetna Series Fund, Inc., Aetna Variable
Portfolios, Inc., Maryland corporations, and Aetna GET Fund, Aetna Income
Shares, Aetna Variable Encore Fund and Aetna Variable Fund, Massachusetts business trusts, hereby severally constitute and appoint James M. Hennessy, Michael J. Roland and Kimberly A. Anderson, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, as the case may be, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940:

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
                                                            REGISTRATION STATEMENTS FILED UNDER THE:
                                                 SECURITIES ACT OF 1933         INVESTMENT COMPANY ACT OF 1940
Aetna Balanced VP, Inc.                                 33-27247                           811-5773
Aetna Generation Portfolios, Inc.                       33-88334                           811-8934
Aetna Series Fund, Inc.                                 33-41694                           811-6352
Aetna Variable Portfolios, Inc.                         333-05173                          811-7651
Aetna GET Fund                                          33-12723                           811-5062
Aetna Income Shares                                      2-47232                           811-2361
Aetna Variable Encore Fund                               2-53038                           811-2565
Aetna Variable Fund                                      2-51739                           811-2514
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hereby ratifying and confirming on the date first written above, our signatures as they may be signed by our said attorney to any and all amendments to such
Registration Statements.
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
   /s/ Albert E. DePrince, Jr.                                    /s/ Sidney Koch
-----------------------------------------                     -----------------------------------
Albert E. DePrince, Jr., Director/Trustee                     Sidney Koch, Director/Trustee


   /s/_Maria T. Fighetti                                          /s/  Corine T. Norgaard
-----------------------------------------                     -----------------------------------
Maria T. Fighetti, Director/Trustee                           Corine T. Norgaard, Director/Trustee


   /s/ J. Scott Fox                                             /s/ Richard G. Scheide
-----------------------------------------                     -----------------------------------
J. Scott Fox,                                                 Richard G. Scheide, Director/Trustee
President and Director/Trustee
(Principal Executive Officer)


   /s/ David J. Grove                                            /s/ John G. Turner
-----------------------------------------                     -----------------------------------
David L. Grove, Director/Trustee                              John G. Turner, Director/Trustee

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
    /s/ James M. Hennessey                                       /s/ Michael J. Roland
-----------------------------------------                     -----------------------------------
James M. Hennessy                                             Michael J. Roland
President, Chief Executive Officer and                        Senior Vice President and
Chief Operating Officer    Principal Financial Officer
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